SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 27, 2005

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0440

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. (the “Company”) held on April 27, 2005 (the “2005 Annual General Meeting”), the Company’s shareholders approved an increase in the size of the Company’s Board of Directors (the “Board of Directors”) from 12 to 15 members. In addition, the parties to the Amended and Restated Shareholders Agreement, dated as of January 30, 2003, by and among the Company and the shareholders included on Schedule A thereto, waived the requirement contained in the Shareholders Agreement that the size of the Board of Directors be limited to 12 members in order to allow the Company to expand the size of the Board of Directors from 12 to 15 members. The form of waiver is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, at the 2005 Annual General Meeting, the Company’s shareholders approved the adoption of the Amended and Restated 2003 Non-Employee Director Equity Incentive Plan (as amended, the "Amended Directors' Plan") to allow for the issuance of restricted share units to non-employee members of the Board of Directors as part of their annual compensation. The Amended Directors’ Plan is incorporated by reference herein and in Exhibit 10.2.

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2005, the Company issued a press release reporting its results for the quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the Company’s Investor Financial Supplement for the quarter ended March 31, 2005 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including exhibits, furnished pursuant to Item 2.02 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On April 27, 2005, the Board of Directors voted unanimously to appoint Howard Mann as a Class I director to serve until the next Annual General Meeting of Shareholders of the Company or until his earlier resignation or removal. In addition, the Board of Directors appointed Mr. Mann to serve as a member of the Audit Committee of the Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2005 Annual General Meeting, the Company’s shareholders approved the amendment and restatement of the Company’s Bye-Laws. The amendment and restatement of the Bye-Laws modified the provision requiring the board of directors of any non-U.S. subsidiary to be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders, in order to eliminate this requirement for any of our non-U.S. subsidiaries if a substantial portion of the income of such non-U.S. subsidiary is from U.S. sources and is effectively connected with the conduct by such subsidiary of a trade or business or permanent establishment within the United States and any other income of such subsidiary does not, and is not expected to constitute Subpart F income as defined in Section 952(a) of the Internal Revenue Code.

The amended and restated Bye-Laws also contain some additional amendments, including:

• the deletion of defined terms that are no longer used in the Bye-Laws;

• the removal of the bye-law regarding the trading of non-publicly traded shares;

• the simplification of the Bye-Laws regarding required sale of shares;

• the modification to the Bye-Law regarding shareholder disclosure, which authorizes the Company to request information from shareholders under certain circumstances, including to implement the Bye-Law provisions regarding adjustment to voting rights, in a manner so as to (i) remove redundancies and (ii) authorize the Company to request information from shareholders in order to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty;

• the clarification that any amendment to the Bye-Laws that (i) modifies the indemnification provisions of the Bye-Laws requires an 85% majority vote of the shareholders and (ii) may not be made retroactive from the date such a change is approved by the shareholders; and

• clarifications to existing provisions of the Bye-Laws.

The above description is not intended to be complete and is qualified in its entirety by the text of the Amended and Restated Bye-Laws, which are incorporated by reference herein and in Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
3.1

Amended and Restated Bye-Laws. Incorporated by reference herein by reference to Appendix A to the Definitive Proxy Statement for the 2005 Annual General Meeting of Shareholders, filed on April 4, 2005.

10.1	Form of Waiver to Amended and Restated Shareholders Agreement, dated as of January 30, 2003, among the Registrant and each of the persons listed on Schedule A thereto.
10.2

Amended and Restated 2003 Non-Employee Director Equity Incentive Plan. Incorporated by reference herein by reference to Appendix B to the Definitive Proxy Statement for the 2005 Annual General Meeting of Shareholders, filed on April 4, 2005.

99.1	Fourth Quarter Results of Operations Press Release, dated April 27, 2005.
99.2	Investor Financial Supplement for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2005

By:	/s/ John V. Del Col

Name:     John V. Del Col

Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1

Amended and Restated Bye-Laws. Incorporated by reference herein by reference to Appendix A to the Definitive Proxy Statement for the 2005 Annual General Meeting of Shareholders, filed on April 4, 2005.

10.1	Form of Waiver to Amended and Restated Shareholders Agreement, dated as of January 30, 2003, among the Registrant and each of the persons listed on Schedule A thereto.
10.2

Amended and Restated 2003 Non-Employee Director Equity Incentive Plan. Incorporated by reference herein by reference to Appendix B to the Definitive Proxy Statement for the 2005 Annual General Meeting of Shareholders, filed on April 4, 2005.

99.1	Fourth Quarter Results of Operations Press Release, dated April 27, 2005.
99.2	Investor Financial Supplement for the quarter ended March 31, 2005.